ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT dated as of June 15, 1999 (this "Agreement"), among I.A.T., LLC, a New York limited liability company (the "Buyer"), Unidigital Elements (NY), Inc., a New York corporation ("Elements"), Unison
(NY), Inc., a Delaware corporation ("Unison"), and Unidigital Inc., a Delaware corporation and parent of each of Elements and Unison (the "Parent"). Elements, Unison and the Parent are sometimes collectively referred to herein as the "Unidigital Parties" and Elements and Unison are sometimes collectively referred to as the "Selling Parties".

                              Preliminary Statement
                              ---------------------

     Parent is engaged, principally through Elements and Unison, in the business, among other businesses, of providing digital prepress and printing products and services, including service bureau, printing brokerage and related marketing and marketing support primarily to graphic artists and marketing professionals, currently based out of the facilities located at 20 West 20th Street, New York City (the "Business"). The Buyer desires to purchase, and the Unidigital Parties desire to sell, certain of the assets of the Unidigital
Parties for the consideration set forth below, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Sale and Delivery of the Assets
          -------------------------------

     1.1  Delivery of the Assets.
          ----------------------

          (a) Subject to and upon the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), the Unidigital Parties shall sell, transfer, convey, assign and deliver to the Buyer, and the Buyer shall purchase from the Unidigital Parties, free and clear of all liens, liabilities, security interests, leasehold interests and encumbrances of any nature whatsoever (except as otherwise expressly provided herein), the properties, assets and other claims, rights and interests of the Unidigital Parties relating to the Business set forth below (but excluding in all events the Excluded Assets (as defined below)) (collectively, the "Assets"):

               With respect to the Selling Parties:

               (i) all inventories of raw materials, work in process, goods in transit (i.e., inventories purchased by, but not delivered to, the Selling Parties), finished goods, office supplies, maintenance supplies, packaging materials, spare parts and similar items (collectively, the "Inventory");

               (ii) all accounts receivable and notes receivable (including any security held by the Selling Parties for the payment thereof) (collectively, the "Accounts Receivable");

               (iii)   those prepaid expenses set forth in Schedule 1.1(a)(iii);
                                                           --------------------

               (iv) all rights under the contracts, agreements, leases, licenses, purchase orders, customer sales agreements and other instruments set forth on Schedule 1.1(a)(iv) attached hereto (collectively, the "Contract
          --------------------
Rights");

               (v) all customer lists; production records; technical, manufacturing and procedural manuals; engineering data; development and design data; plans, blueprints, specifications and drawings; and other useful business records, including electronic media, and any confidential or other information which has been reduced to writing, relating to the Assets;

               (vi) all rights of the Selling Parties under express or implied warranties from the suppliers of the Assets to the extent transferable (but excluding such rights insofar as the same pertain to liabilities retained by the Selling Parties hereunder);

               (vii) all of the machinery, equipment, tools, dies, tooling, production fixtures, maintenance machinery and equipment, computers, telecommunication systems, fittings and other office equipment, furniture, leasehold improvements and construction in progress on the date of Closing which are owned by the Selling Parties and are set forth on Schedule 1.1(a)(vii)
                                                           ---------------------
(collectively, the "Fixed Assets");

               (viii) subject to Section 8.6 hereof, for a period of five years following the Closing, all right, title and interest of the Selling Parties in and to all intangible property rights relating to the Business, including all of the Selling Parties' rights to use the name "Elements," "Elements (NY)," or any derivation thereof in the United States of America, and all goodwill associated thereto (collectively, the "Intangible Property");

               (ix) all transferable approvals, authorizations, certifications, consents, variances, permissions, licenses and permits to or from, or filings, notices or recordings to or with, federal, state, foreign, and local governmental authorities as held or effected by the Selling Parties in connection with the Assets;

               (x) all office supplies, production supplies, spare parts, other miscellaneous supplies, and other tangible property of any kind wherever located;

               (xi)    all  prepayments  and  prepaid expenses  of  the  Selling
Parties;

               (xii) all claims, causes of action, rights of recovery and rights of set-off of any kind of the Selling Parties;

               (xiii) the right to receive and retain mail, accounts receivable payments and other communications relating to the Business;

               (xiv) the right to bill and receive payment for products shipped or delivered by either of the Selling Parties and services performed by either of the Selling Parties but unbilled or unpaid as of the Closing;

               (xv) all telephone numbers (e.g., "800" numbers) used by either of the Selling Parties;

               (xvi) (A) the right to use the four floors at 20 West 20th Street, New York City, currently used by the Selling Parties and further described  on Schedule  1.1(a)(xvi)  attached  hereto (the  "Premises")  for the
              ---------------------
period of time and at the rental  rates  described on Schedule  1.1(a)(xvi),  as
                                                      ---------------------
though Buyer were the lessee thereof under a lease having terms no less favorable to the lessee than those contained in the real property lease attached hereto as Exhibit 1.1(a)(xvi) (the "Existing Premises Lease"), as such terms
          --------------------
would apply to a lessee who is not in default under the Existing Premises Lease and (B) the right to apply the proceeds of the security deposit of the Selling Parties held by the landlord of the Premises to the lease to be entered into between such landlord and the Buyer as of the Closing; and

               (xvii) the right to use the machinery and equipment described on Schedule 1.1(a)(xvii) attached hereto (the "Special Leased Equipment") for
   ----------------------
the period of time and at the rental rates  described  on Schedule  1.1(a)(xvii)
                                                          ----------------------
(the "Special Equipment Lease Terms"), as though Buyer were the lessee of the Special Leased Equipment covered thereby on terms no less favorable to Buyer than those contained in the equipment leases covering such Special Leased Equipment attached hereto as Exhibit 1.1(a)(xvii) (the "Existing Special Leased
                             ---------------------
Equipment Leases"), as such terms would apply to a lessee who is not in default under the Existing Special Leased Equipment Leases, including all rights, if any, contained in the Existing Special Leased Equipment Leases to purchase Equipment from the lessor.

     With respect to the Parent, all assets of the Parent or any of its subsidiaries other than the Selling Parties which are used solely or primarily in the Business and which would be included in items (i) through (xvii) above if the Parent and such subsidiaries were included in the definition of "Selling Parties" (the "Other Included Assets").

     (b) The assets to be transferred to the Buyer under this Agreement shall be limited solely to those Assets set forth in Section 1.1(a) and shall not include any other assets of the Unidigital Parties, including without limitation, (i) any of the Unidigital Parties' rights or consideration under this Agreement, or (ii) any refunds of federal, state, foreign or local income or other tax paid by the Unidigital Parties, or (iii) any insurance policies currently held by the Unidigital Parties and related premium agreements for general liability, product liability and workers compensation insurance, or (iv) the financial books and records of the Unidigital Parties (it being understood that the Unidigital Parties shall make such financial books and records related to the Assets available at the reasonable request of the Buyer), or (v) cash or cash equivalents of the Unidigital Parties, or (vi) those assets listed on
Schedule 1.1(b) attached hereto (collectively, the "Excluded Assets").
---------------

     1.2  Further Assurances.  At  the  Closing, the  Unidigital  Parties  shall
          ------------------
execute and deliver General Assignments and Bills of Sale (the "Bill of Sale"), substantially in the form attached  hereto as Exhibit A, and the  assignments  described in Section 6.6(b)
                    ---------
hereof. At any time and from time to time after the Closing, at the Buyer's request and without further consideration, the Unidigital Parties shall execute and deliver such assignments of leases and other instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as the Buyer may reasonably request to more effectively transfer, convey and assign to the Buyer, and to confirm the Buyer's title to, all of the Assets, to put the Buyer in actual possession and operating control thereof, to assist Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

     1.3  Assumption of Liabilities.
          -------------------------

          (a) At the Closing, the Buyer shall execute and deliver an assumption agreement (the "Assumption Agreement"), substantially in the form attached hereto as Exhibit B, pursuant to which it shall assume and agree to (i) perform,
          ---------
pay and discharge, in accordance with their respective terms, all those liabilities and obligations set forth on Schedule 1.3(a) attached hereto which
                                           ---------------
were incurred in the ordinary course of business of the Business and are outstanding on the date of Closing; (ii) perform in accordance with their terms those obligations outstanding on the date of Closing under the Contract Rights; and (iii) perform in accordance with their terms those liabilities arising after the date of Closing from any agreement, contract, commitment or other contract documents which the Buyer has requested be transferred to it pursuant to Section 1.1(a) but which has not been so transferred due to the failure of the Unidigital Parties to obtain the consent or approval required for such transfer, provided that the Buyer has received substantially the same economic benefit of such contract as if such consent or approval had been obtained (the obligations set forth in (i), (ii) and (iii) are, collectively, the "Assumed Liabilities").

          (b) The Buyer shall not assume any of the liabilities of the Unidigital Parties, including, without limitation, any environmental or tax liabilities arising out of the conduct of the Business prior to the Closing, and, except as otherwise provided herein, shall purchase the Assets free and clear of all liens, mortgages, security interests, encumbrances and claims and the Unidigital Parties represent, warrant and agree that the Buyer shall not be or become liable for any claims, demands, liabilities or obligations not expressly assumed in this Agreement.

     1.4  Purchase Price.
          --------------

          (a)  In  consideration  of  the transfer  of the  Assets to  the Buyer hereunder, the Buyer will assume the Assumed Liabilities and will pay an aggregate purchase price (the "Purchase Price") equal to (i) $500,000 in cash payable to the Selling Parties (the "Cash Consideration"), (ii) $1,500,000 payable to the Selling Parties, such amount to be paid by the issuance of a 5% promissory note (the "Note"), substantially in the form attached hereto as Exhibit C, and (iii) $250,000 payable to the Selling Parties or their designees
---------
in digital print and prepress services valued at retail prices customarily charged by the Business (the "Print Services"). In addition, Unidigital hereby agrees to amend the Stock Option Agreements for each of the persons set forth on
Schedule  1.4(a) attached hereto such that each such person shall have two years
----------------
from the date of Closing to exercise all vested options to purchase shares of Common Stock of Unidigital previously granted to each such person.

          (b) In the event the value of the Accounts Receivable (aged 120 days or less) ("Qualified Accounts Receivable") acquired by the Buyer hereunder do not exceed the accounts payable assumed by the Buyer hereunder ("Accounts Payable") by at least $1,000,000 (all as determined in a manner consistent with past practice), the Cash Consideration shall be reduced, on a dollar-for-dollar basis, by the amount determined as follows: $1,000,000 minus (Qualified Accounts
                                                       -----
Receivable minus Accounts Payable).
           -----

          (c) The right of the Selling Parties to utilize the Print Services shall terminate on the third anniversary of the date of the Closing. In addition, the Print Services may be redeemed by the Selling Parties at a rate not to exceed $85,000 per year, commencing on the day immediately following each of the date of the Closing, the first anniversary of the date of the Closing and the second anniversary of the date of the Closing, as the case may be.

     1.5  The Closing.  The Closing will take place at the offices of Unidigital
          -----------
Inc., 229 West 28th Street, New York, New York 10001 concurrent with the execution hereof. The transfer of the Assets by the Unidigital Parties to the Buyer shall be deemed to occur concurrent with the execution hereof. At the Closing, the Buyer is paying the Cash Consideration by wire transfer to an account or accounts specified by the Selling Parties in immediately available funds.

     1.6  Allocation  of  Purchase  Price.  Within 20 days  of the Closing,  the
          -------------------------------
parties shall determine, in good faith, the allocation of the aggregate amount of the Purchase Price, for tax purposes only, among the Assets. The parties agree that they will not take any position which is materially inconsistent with the allocations determined in accordance with this Agreement in preparing income, capital or franchise tax returns.

     2.   Representations of the Unidigital Parties
          -----------------------------------------

          The representations and warranties made by the Unidigital Parties herein or in any instrument or document furnished in connection herewith shall survive the Closing until the first anniversary of the Closing. The Unidigital Parties, jointly and severally, represent and warrant to the Buyer as follows:

     2.1  Organization.  Each of  the Unidigital Parties is  a  corporation duly
          ------------
organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to own their respective properties, to carry on their respective businesses as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby. Each of the Unidigital Parties is duly qualified to do business and in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification, except where the failure to qualify will not have a material adverse effect upon such Unidigital Party.

     2.2  Authorization.  The  execution and delivery of this Agreement (and all
          -------------
other agreements provided for herein) by the Unidigital Parties, and the consummation by the Unidigital Parties of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which each Unidigital Party is a party constitutes the valid and legally binding obligations of such Unidigital Party, enforceable against it, in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity. The execution, delivery and performance by each of the Unidigital Parties of this Agreement and the agreements provided for herein, and the consummation of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to such Unidigital Party; (b) violate the provisions of the Certificate of Incorporation of such Unidigital Party; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the Assets pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which any of the Unidigital Parties is a party or by which any of the Unidigital Parties or any of their respective properties is or may be bound.

     2.3  Ownership of the Assets.  Except as set forth on Schedule 2.3 attached
          -----------------------                          ------------
hereto, the Unidigital Parties are the true and lawful owners of the Assets, and have the right to sell and transfer to the Buyer good and marketable title to all Assets, which are free and clear of all claims, liabilities, liens, pledges, charges, encumbrances and equities of any kind affecting the Assets (collectively, the "Encumbrances").

     2.4  Litigation.  None of the Unidigital  Parties is a party to, nor to the
          ----------
best knowledge of each of the Unidigital Parties, threatened with, and none of the Assets are subject to, any material litigation, suit, action, investigation (to the best knowledge of each of the Unidigital Parties), grievance, arbitration, proceeding, or controversy or claim before any court, administrative agency or other governmental authority relating to or affecting the Assets or the business, properties, condition (financial or otherwise) of the Business. None of the Unidigital Parties is in violation of or in default with respect to any judgment, order, award, writ, injunction, decree or rule of any court, governmental department, commission, agency, instrumentality, arbitrator, administrative agency or governmental authority or any regulation of any administrative agency or governmental authority, where such violation or default would have a material adverse effect upon the Assets, the business, properties, condition (financial or otherwise) of the Business or the consummation of the transactions contemplated hereby. None of the Unidigital Parties has received notice of any product liability claim, warranty claim or other claim whatsoever which, if decided adversely, would have a material adverse effect on the Assets.

     2.5  Compliance  with  Laws. The  Unidigital  Parties  have  all  requisite
          ----------------------
licenses, permits and certificates from federal, state, local and foreign authorities necessary to conduct the Business and own and operate the Assets (collectively, the "Permits"). None of the Unidigital Parties has engaged in any activity which would cause or, to the knowledge of each of the Unidigital Parties, permit revocation or suspension of any such Permit and no action or proceeding looking to or contemplating the revocation or suspension of any such Permit is pending or threatened. There are no existing material defaults by the Unidigital Parties under any

Permit. None of the Unidigital Parties is in violation of any federal, state, local or foreign law, regulation or ordinance relating to its properties, the violation of which could have a material adverse effect on the Assets. None of the Unidigital Parties has received any notice or communication from any federal, state, foreign, or local governmental or regulatory authority or otherwise of any such violation or noncompliance and has not received any notice prior to such time of any violation that has not been cured.

     2.6  Contracts and Commitments.
          -------------------------

          (a)  Schedule  2.6(a) attached  hereto sets forth a  true, correct and
               ----------------
complete list of the contracts and agreements which are to be assigned from the Unidigital Parties to the Buyer at the Closing (collectively, the "Contracts").

          (b)  Except  as  set  forth on   Schedule  2.6(b),  the  continuation,
                                           ----------------
validity and effectiveness of each Contract would not be affected by the transfer thereof to the Buyer under this Agreement and all such Contracts are assignable to the Buyer without a consent and:

               (i) each Contract is a valid and binding agreement of the Unidigital Party party to each such Contract, enforceable against such Unidigital Party in accordance with its terms, and the Unidigital Parties have no knowledge that any Contract is not a valid and binding agreement of the other parties thereto:

               (ii)   each   of   the  Unidigital  Parties  has   fulfilled  all
material obligations required pursuant to the Contracts to have been performed by it prior to the date of Closing;

               (iii) none of the Unidigital Parties is in material breach of or material default under any Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or result in the creation of any lien, charge or encumbrance, thereunder or pursuant thereto (an "Inchoate Default"); and

               (iv) to the best knowledge of the Unidigital Parties, there is no existing breach or default by any other party to any Contract, and no Inchoate Default.

          (c) True, correct and complete copies of all of the Contracts have been delivered by the Unidigital Parties to the Buyer prior to the date of Closing.

     2.7  Brokers.  All  negotiations  relative  to   this  Agreement  and   the
          -------
transactions contemplated hereby have been carried on by the Unidigital Parties without the intervention of any other person in such manner as to give rise to any valid claim against the Buyer for a finder's fee, brokerage commission or other like payment.

     3.   Representations of the Buyer
          ----------------------------

          The representations and warranties made by the Buyer herein or in any instrument or document furnished in connection herewith shall survive the Closing until the first anniversary of the date of Closing. The Buyer represents and warrants to the Unidigital Parties as follows:

     3.1  Organization  and  Authority. The Buyer is duly  organized and validly
          ----------------------------
existing and in good standing under the laws of the state of its organization, and has requisite power and authority to own its properties and to carry on its business as now being conducted. The Buyer has full power to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     3.2  Authorization.  The execution  and delivery  of this  Agreement by the
          -------------
Buyer and the agreements provided for herein to which it is a party, and the consummation by the Buyer of all transactions contemplated hereby, have been duly authorized by all requisite action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of the Buyer, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors rights generally and general principles of equity. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both,
(a) violate the provisions of any law, rule or regulation applicable to the Buyer; (b) violate the provisions of the organizational documents of the Buyer;
(c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Buyer; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Buyer pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which the Buyer is or may be bound.

     3.3  Regulatory  Approvals.  All consents,  approvals,  authorizations  and
          ---------------------
other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by the Buyer and which are necessary for its consummation by the Buyer of the transactions contemplated by this Agreement have been obtained and satisfied.

     3.4  Brokers.  All   negotiations  relative  to  this  Agreement  and   the
          -------
transactions contemplated hereby have been carried on by the Buyer without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

     4.   Public Announcements
          --------------------

          Except as otherwise required by law or government regulation or otherwise reasonably necessary for either of the parties to conduct any litigation, arbitration or other proceeding, any public announcement, press release or release of information with respect to this Agreement or the transactions contemplated hereby shall be issued, if at all, at such time and in such manner as the Buyer and the Selling Parties mutually determine. The Selling Parties and the Buyer shall consult with each other concerning the means by which the employees, customers, suppliers and others having a business relationship with the Selling Parties will be informed of the transactions contemplated hereby.

     5.   Employee Matters
          ----------------

     5.1  Employees. The  Buyer is making  offers of employment  to each  of the
          ---------
employees  listed on Schedule 5.1 at salaries  and bonuses no less  favorable to
                     ------------
the applicable employee than such employee currently receives from the Selling Parties, as applicable.

     5.2  Future  Changes.  Except  as set  forth in  Section  5.1,  nothing  in
          ---------------
this Agreement shall require the Buyer to hire or retain any of employees of the Selling Parties for any period of time after the date of Closing. Subject to requirements of applicable law, the Buyer reserves the right at any time after the date of Closing to terminate such employment and amend, modify or terminate any term or condition of employment, including without limitation, any employee benefit plan, program, policy, practice or arrangement.

     5.3  Reporting of Data. The Buyer and the Unidigital  Parties shall compile
          -----------------
and furnish to each other such actuarial and employee data as shall be required from time to time for each party to perform and fulfill its obligations under this Section 5.

     6.   Conditions to Obligations of the Buyer
          --------------------------------------

          The obligations of the Buyer under this Agreement are subject to the fulfillment, on or prior to the Closing, of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Buyer:

     6.1  Continued  Truth  of Representations and Warranties  of the Unidigital
          ----------------------------------------------------------------------
Parties;  Compliance with Covenants and  Obligations.  The  representations  and
----------------------------------------------------
warranties of the Unidigital Parties shall be true on and as of the date of Closing. The Unidigital Parties shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the date of Closing. The Unidigital Parties shall have delivered to the Buyer each of the Schedules to this Agreement and such Schedules shall be reasonably satisfactory to the Buyer and its lender.

     6.2  Corporate  Proceedings.  All corporate and other proceedings  required
          ----------------------
to be taken on the part of the Unidigital Parties to authorize or carry out this Agreement and to convey, assign, transfer and deliver the Assets shall have been taken.

     6.3  Other  Governmental  Approvals.  All  courts   of  law,   governmental
          ------------------------------
agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Unidigital Parties of the transactions contemplated by this Agreement and the operation of the Business by the Buyer, shall have consented to, authorized, permitted or approved such transactions.

     6.4  Consents  of Lenders,  Lessors and Other Third Parties. The Unidigital
          ------------------------------------------------------
Parties shall have received the consents and approvals of all lenders, lessors and other third parties whose consent or approval is required in order for the
Unidigital   Parties  to  consummate  the
transactions contemplated by this Agreement, including, without limitation, the landlord at the Premises.

     6.5  Board of Directors and Shareholder Approval. The Board of Directors of
          -------------------------------------------
each of the Unidigital Parties and the sole shareholder of each of the Selling Parties shall have duly authorized the transactions contemplated by this Agreement.

     6.6  Closing Deliveries of the Unidigital Parties.
          --------------------------------------------

          The Buyer will receive at the Closing each of the following documents or items:

          (a)  the Bill of Sale, executed by the Unidigital Parties;

          (b) such instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to the Buyer, as shall be appropriate to convey, transfer and assign to, and to vest in, the Buyer, good and marketable title to the Assets;

          (c) all technical data, formulations, product literature and other documentation relating to the Assets;

          (d) such files and other data and documents pertaining to the Assets as the Buyer may reasonably request related to the Assets;

          (e) such certificates of each Unidigital Parties' officers and such other documents evidencing satisfaction of the conditions specified in this
Section 6 as the Buyer shall reasonably request;

          (f) certificate of the Secretary or Assistant Secretary of each of the Unidigital Parties attesting to the incumbency of such Unidigital Parties' officers, and the authenticity of the resolutions authorizing the transactions contemplated by the Agreement and the organizational documents of such Selling Party; and

          (g) such other documents, instruments or certificates as the Buyer may reasonably request.

     6.7  Lease  Obligations.  The  Unidigital Parties  shall be current  on all
          ------------------
lease obligations owing to its lessors through the date of Closing.

     6.8  Lock Box Arrangements.  The Unidigital Parties  shall have  terminated
          ---------------------
all lock box arrangements relating to the Business on or prior to the date of Closing.

     7.   Conditions to Obligations of the Unidigital Parties
          ---------------------------------------------------

          The obligations of the Unidigital Parties under this Agreement are subject to the fulfillment, on or prior to the Closing, of the following conditions precedent, each of which may be waived in writing at the sole discretion of the Unidigital Parties:

     7.1  Continued  Truth  of  Representations  and  Warranties  of  the  Buyer
          ----------------------------------------------------------------------
Compliance with Covenants and Obligations. The representations and warranties of
-----------------------------------------
the Buyer in this Agreement shall be true on and as of the date of Closing. The Buyer shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the date of Closing.

     7.2  Corporate Proceedings.  All legal and other proceedings required to be
          ---------------------
taken on the part of the Buyer to authorize or carry out this Agreement shall have been taken.

     7.3  Approvals.  All other governmental  agencies,  departments,   bureaus,
          ---------
commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Buyer of the transactions contemplated by this Agreement shall have consented to, authorized, permitted or approved such transactions.

     7.4  Consents of Lenders, Lessors and Other Third Parties.  The Buyer shall
          ----------------------------------------------------
have received all requisite and material consents and approvals of all lenders, lessors and other third parties whose consent or approval is required in order for the Buyer to consummate the transactions contemplated by this Agreement.

     7.5  Closing Deliveries of the Buyer.
          -------------------------------

          The Unidigital Parties will receive at the Closing each of the following documents or items:

          (a)  the Cash Consideration due at the Closing;

          (b)  the Note;

          (c)  the Assumption Agreement;

          (d)  such  certificates  of  the   Buyer's  officers  and  such  other
documents evidencing satisfaction of the conditions specified in this Section 7 as the Unidigital Parties shall reasonably request;

          (e) a certificate of the Secretary or Assistant Secretary of the Buyer attesting to the incumbency of the Buyer's officers, and the authenticity of the resolutions authorizing the transactions contemplated by this Agreement and the organizational documents of the Buyer; and

          (f)  such  other  documents,  instruments   or  certificates   as  the
Unidigital Parties may reasonably request.

     8.   Post-Closing Agreements
          -----------------------

     8.1  Proprietary Information.
          -----------------------

          (a) Each party hereto shall hold in confidence, and use its best efforts to have all officers, shareholders, directors and personnel hold in confidence, all knowledge and information of any other party hereto of a secret or confidential nature, and shall not disclose, publish or make use of the same without the consent of such other party, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the disclosing party or by any other persons who have agreed with the parties hereto not to disclose, publish or make use of such information.

          (b) The parties hereto agree that the remedy at law for any breach of this Section 8.1 would be inadequate and that each of the parties hereto shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 8.1.

          (c) The foregoing to the contrary notwithstanding, no information, written or oral, shall be construed or considered confidential information and thereby subject to the restrictions of this Section 8.1 if such information was
(i) generally available to the public other than as a result of a disclosure by any party hereto or anyone to whom the parties hereto transmit the information in violation hereof, (ii) in the possession of the disclosing party or known to the such party on a non-confidential basis prior to its disclosure to such party, or (iii) available to the disclosing party on a non-confidential basis from a source other than any other party hereto who is not bound by a confidentiality agreement with the parties hereto.

     8.2  Solicitation or Hiring of Former Employees.
          ------------------------------------------

          (a) Except as required by law or with the written consent of the Buyer, for a period of one year after the date of Closing, the Unidigital Parties and any persons or entities that are not natural persons, that directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with, any of the Unidigital Parties (the "Corporate Affiliates"), shall not solicit any person who is an employee listed on Schedule
                                                                        --------
5.1, and has been employed,  and not terminated  without cause, by the Buyer, to
---
terminate his or her employment with the Buyer or to become an employee of the Unidigital Parties or their respective Corporate Affiliates or hire any person who was such an employee on the date of Closing.

     (b) Except as required by law or with the written consent of Elements, Unison, or the Parent, as the case may be, for a period of one year after the date of Closing, the Buyer shall not and shall cause all of its Corporate Affiliates not to solicit any person who is an employee of Elements, Unison, the Parent or their respective Corporate Affiliates, as the case may be (except for those employees listed on Schedule 5.1), and has been employed, and not
                              -------------
terminated without cause, by Elements, Unison, the Parent or their respective Corporate Affiliates, as the case may be, to terminate his or her employment with Elements, Unison, the Parent or their respective Corporate Affiliates, as the case may be, or to become an employee of the Buyer or its Corporate Affiliates or hire any person who was such an employee on the date of the Closing.

     8.3  Sharing  of  Data.  The Unidigital Parties  shall have the right for a
          -----------------
period of seven years following the date of Closing to have reasonable access to such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other similar information as are transferred to the Buyer pursuant to the terms of this Agreement for the limited purposes of complying with its obligations under applicable securities, tax, environmental, employment or other laws and regulations. The Buyer and shall have the right for a period of seven years following the date of Closing to have reasonable access to those books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records which are retained by the Unidigital Parties pursuant to the terms of this Agreement to the extent that any of the foregoing relates to the Assets transferred to the Buyer hereunder or is otherwise needed by the Buyer and in order to comply with its obligations under applicable securities, tax, environmental, employment or other laws and regulations. In addition to the foregoing, the Unidigital Parties hereby agree to make available to the Buyer, without charge, the accounting services of Mitchell Gerstenbluth for a period not to exceed six (6) months following the Closing; provided, however, that in no event shall Mitchell
                          --------   -------
Gerstenbluth be required to provide such services if it unreasonably interferes with the performance of his duties for the Unidigital Parties or any of their respective affiliates.

     8.4  Cooperation in Litigation. Each party hereto will reasonably cooperate
          -------------------------
with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the conduct of the Business prior to or after the date of Closing (other than litigation arising out of the transactions contemplated by this Agreement and except as otherwise expressly provided herein). The party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the party providing such cooperation and of its officers, directors, employees and agents reasonably incurred in connection with providing such cooperation, but shall not be responsible to reimburse the party providing such cooperation for such party's time spent in such cooperation or the salaries or costs of fringe benefits or similar expenses paid by the party providing such cooperation to its officers, directors, employees and agents while assisting in the defense or prosecution of any such litigation or proceeding.

     8.5  Additional  Payments;  Right  of Setoff.  Pursuant to this  Agreement,
          ---------------------------------------
Buyer shall acquire the right to use the Special Leased Equipment on the Special Equipment Lease Terms. Buyer shall make its payments directly to the equipment lessor. The Unidigital Parties jointly and severally agree to make additional payments to the equipment lessor, if any ("Additional Equipment Payments"), as needed to secure Buyer's right to use the Special Leased Equipment without additional costs to Buyer. If the Unidigital Parties do not make the Additional Equipment Payments, if any, on a timely basis, Buyer may (but shall not be required to) make any or all such payments itself and, at Buyer's option, either demand repayment of such amounts from the Unidigital Parties or, upon reasonable notice to the Unidigital Parties, setoff the amount of such payments against amounts which would otherwise be or become due from Buyer pursuant to the Note.

     8.6  Termination of Use  of Elements Name.  Until the fifth  anniversary of
          ------------------------------------
the date of the Closing, the Unidigital Parties shall, and shall cause their Corporate Affiliates to, cease all use of the name "Elements" or any variation thereof in connection with its business operation in the United States, effective immediately, provided that the Unidigital Parties and their Corporate Affiliates shall have a period of three months from the date of Closing to cease using the name "Elements" in connection with their San Francisco-based operations. The Buyer shall be entitled to renew its use of the name "Elements" or any variation thereof in connection with its business operation in the United States beyond such five-year period for three (3) additional one-year terms, provided that the Buyer pays to the Unidigital Parties a royalty fee equal to $20,000 per year (the "Royalty Fee") payable in a lump sum on the date upon which such renewal is to be effected. In the event the Buyer pays the Royalty Fee to the Unidigital Parties for three (3) consecutive years, the Buyer shall acquire all right, title and interest in the Selling Parties' rights to use the name "Elements" or any variation thereof in connection with its business operation in the United States at no further additional cost.

     9.   Indemnification and Reimbursement
          ---------------------------------

     9.1  Indemnification  by the Unidigital  Parties.  The  Unidigital  Parties
          -------------------------------------------
shall indemnify, defend and hold harmless the Buyer and any parent, subsidiary or affiliate thereof and all directors, officers, employees, agents and consultants of the foregoing (collectively, the "Buyer Group") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities (whether absolute, accrued, contingent or otherwise), costs and expenses, including but not limited to, interest, penalties and reasonable attorneys' fees and expenses (collectively, "Damages"), asserted against, imposed upon or incurred by the Buyer Group or any member thereof, directly or indirectly, by reason of or resulting from or relating to the breach of any representation, warranty or covenant set forth herein (but in any event excluding the Assumed Liabilities) at such time as the Damages, whether actual or alleged, exceed $50,000, in which case all amounts (including amounts used to calculate this minimum), but limited to $2,225,000, except in the case of Damages arising out of environmental or tax liabilities in which case the limitation on indemnification set forth in this Section 9.1 shall not apply.

     Notwithstanding anything herein to the contrary, the limitation on indemnification set forth above in this Section 9.1 shall not apply if and to the extent that any member of the Seller Group (as defined below) shall have been determined (whether by a court of competent jurisdiction, arbitration, mediation, or settlement) to have committed fraud against the Buyer Group with respect to any of the transactions contemplated herein.

     9.2  Indemnification  by the Buyer. The Buyer shall  indemnify,  defend and
          -----------------------------
hold harmless the Unidigital Parties and any parent, subsidiary or affiliate thereof and all directors, officers, employees, agents and consultants of the foregoing (collectively, the "Seller Group") from and against all Damages asserted against, imposed upon or incurred by the Seller Group or any member thereof, directly or indirectly, by reason of or resulting from or relating to the breach of any representation, warranty or covenant set forth herein, or the operation of the Business post-closing, or the Assumed Liabilities, at such time as the Damages, whether actual or alleged, exceed $50,000, in which case all amounts (including amounts used to calculate this minimum), but limited to $2,225,000, except in the case of Damages arising out of environmental or tax liabilities in which case the limitation on indemnification set forth in this
Section 9.2 shall not apply.

     Notwithstanding anything herein to the contrary, the limitation on indemnification set forth above in this Section 9.2 shall not apply if and to the extent that any member of the Buyer Group shall have been determined (whether by a court of competent jurisdiction, arbitration, mediation, or settlement) to have committed fraud against the Seller Group with respect to any of the transactions contemplated herein.

     9.3  Cooperation.  The  parties  hereto  agree  to  render  to  each  other
          -----------
such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to provide for the proper and adequate defense of any claim, action, suit or proceeding brought by any third party;
provided,  however,  that this  Section  9.3 shall not  require  the  Unidigital
--------   -------
Parties to retain any personnel or resources  solely to comply with this Section
9.3 and the Unidigital Parties disclaim any warranty that it will have resources available to comply with this Section 9.3.

     9.4  Confidentiality.  The  parties agree to cooperate in such a reasonable
          ---------------
manner as to preserve in full the confidentiality of all confidential business records and the attorney-client and work-product privileges. In connection therewith, each party agrees that (a) it will use its reasonable efforts, in any action, suit or proceeding in which it has assumed or participated in the defense, to avoid production of confidential business records and (b) all communications between any party hereto and counsel responsible for or participating in the defense of any action, suit or proceeding shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

     10.  Transfer and Sales Tax. The Buyer shall be responsible for and pay all
          ----------------------
filing and recording taxes and fees, and all sales, use and transfer taxes and fees, if any, upon the sale and transfer of the Assets hereunder.

     11.  Notices.  Any notices  or other  communications required  or permitted
          -------
hereunder shall be sufficiently given if in writing (including telecommunications) and delivered personally or sent by telex, telecopy or other wire transmission (with request for assurance in a manner typical with respect to communications of that type), federal express or other overnight air courier (postage prepaid), registered or certified mail (postage prepaid with return receipt requested), addressed as follows or to such other address of which the parties may have given notice:

     To the Unidigital Parties:   c/o Unidigital Inc.
                                  229 West 28th Street
                                  New York, New York  10001
                                  Attn.: William E. Dye, Chief Executive Officer
                                  Tel. No: (212) 244-7820
                                  Fax No.: (212) 244-7815

     With a copy to:              Buchanan Ingersoll Professional Corporation
                                  500 College Road East
                                  Princeton, New Jersey  08540
                                  Attn.:  David J. Sorin, Esq.
                                  Tel. No.:  (609) 987-6800
                                  Fax No.:  (609) 520-0360

     To the Buyer:                I.A.T., LLC
                                  20 West 20th Street
                                  New York, New York  10011
                                  Attn.:  Steven Amiel, President
                                  Tel. No.:  (212) 727-3070
                                  Fax No.: (212) 691-5404

     With a copy to:              Pitney Hardin Kipp & Szuch
                                  P.O. Box 1945
                                  Morristown, New Jersey 07962-1945
                                  Attn.:  Michael W. Zelenty, Esq.
                                  Tel. No.:  (973) 966-6300
                                  Fax No.:  (973) 966-1550

     If by hand to:               Pitney Hardin Kipp & Szuch
                                  200 Campus Drive
                                  Florham Park, New Jersey 07932
                                  Attn:  Michael W. Zelenty, Esq.

     Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally or by wire transmission; (b) on the next business day after mailing or deposit with an overnight air courier; or (c) five business days after being sent, if sent by registered or certified mail.

     12.  Successors  and  Assigns.  This Agreement  shall be  binding upon  and
          ------------------------
inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign all or a portion of its rights and obligations hereunder without the prior written consent of the other party. Any assignment in contravention of this provision shall be void.

     13.  Entire Agreement; Amendments; Attachments.
          -----------------------------------------

          (a) This Agreement, all Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties except as expressly provided herein. The parties, by the consent of their respective Board of Directors, or officers authorized by such Boards, may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the parties.

     (b) If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of the Agreement shall prevail. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

     14.  Expenses. Except as otherwise expressly provided herein, the Buyer and
          --------
the Unidigital Parties shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.

     15.  Governing  Law.  This Agreement shall be governed by and construed  in
          --------------
accordance with the laws of the State of New York, without reference to conflicts of laws rules or principles.

     16.  Section  Headings.  The section  headings are for the  convenience  of
          -----------------
the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

     17.  Severability.  The invalidity or  unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     18.  Counterparts.   This   Agreement  may  be  executed  in  one  or  more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

     19.  Waiver.  The rights and  remedies  of the  parties  to this  Agreement
          ------
are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     20.  Ambiguity in Drafting.   Each party  shall have  been deemed  to  have
          ---------------------
participated equally in the drafting of this Agreement and the agreements contemplated hereby and any ambiguity in any such contracts shall not be construed against any purported author thereof.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


                                              SELLING PARTIES:

                                              UNIDIGITAL ELEMENTS (NY), INC.



                                              By: /s/ William E. Dye
                                                 ---------------------------
                                                 Name:  William E. Dye
                                                 Title:  Chief Executive Officer


                                              UNISON (NY), INC.



                                              By: /s/ William E. Dye
                                                 -------------------------------
                                                 Name:  William E. Dye
                                                 Title:  Chief Executive Officer


                                              BUYER:

                                              I.A.T., LLC



                                              By: /s/ Steven Amiel
                                                 -------------------------------
                                                 Name:  Steven Amiel
                                                 Title:  President


                                              PARENT:

                                              UNIDIGITAL INC.



                                              By: /s/ William E. Dye
                                                 -------------------------------
                                                 Name:  William E. Dye
                                                 Title:  Chief Executive Officer



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